EXHIBIT 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Brittany M. Ellis, Principal Executive Officer and Principal Financial Officer of AmeriFirst Financial Services, Inc., Manager of Capital Benefits, LLC (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Company's Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 2005 (the "Report"), which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    August 15, 2005                /s/ Brittany M. Ellis
                                        ------------------------------------
                                        Brittany M. Ellis
                                        Principal Executive Officer and
                                        Principal Financial Officer of
                                        AmeriFirst Financial Services,
                                        Inc., Manager of Capital Benefits, LLC

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Capital Benefits, LLC and will be retained by Capital Benefits, LLC and furnished to the Securities and Exchange Commission or its staff upon request.